CERTIFICATE OF DESIGNATION,
PREFERENCES AND RIGHTS
OF
SERIES A CONVERTIBLE PREFERRED STOCK
OF
MEZEY HOWARTH RACING STABLES, INC.

Mezey Howarth Racing Stables, Inc., a corporation organized and existing under the laws of the State of Nevada (the “CORPORATION"), hereby certifies that the Board of Directors of the Corporation (the "BOARD OF DIRECTORS" or the "BOARD"), pursuant to authority of the Board of Directors, and in accordance with the provisions of its Certificate of Incorporation  and Bylaws,  has and hereby authorizes a series of the Corporation's  previously  authorized  Preferred Stock, par value $0.001 per share (the "PREFERRED  STOCK"),  and hereby states the designation and number of shares, and fixes the rights, preferences,  privileges,  powers and restrictions thereof, as follows:

                 SERIES A PREFERRED STOCK DESIGNATION AND AMOUNT

            Seven Million Hundred Fifty Thousand  (7,150,000)  shares of the  authorized  and  un-issued Preferred Stock of the Corporation,  Par Value $.001,  are hereby  designated as "SERIES A CONVERTIBLE PREFERRED STOCK", with the following rights,  preferences, powers, privileges, restrictions, qualifications and limitations:

1. Liquidation Rights.

      Upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation, the assets of the corporation available for distribution to its shareholders shall be distributed in the following order and amounts:

a. General.

      (i)  Series A Stock and Common Stock.  Subject to payment in full of preferential liquidation rights granted to any other Series of Preferred Stock, the holders of shares of Series A Stock and the holders of Common Stock shall be entitled to receive $1.00, appropriately adjusted for any stock dividend, split or combination of such Series A Stock or Common Stock for each outstanding share of Series A Stock or Common Stock held by them (the “Series A Stock and Common Stock Liquidation   Amount").  If  the  assets  of  the  corporation  shall  be insufficient  to permit the payment of the full Series A Stock and Common  Stock Liquidation   Amount,   then  the  assets  of  the  corporation   available  for distribution  shall be  distributed  ratably  among the  holders of the Series A Stock and the holders of Common Stock in the same  proportions  as the aggregate of the Series A Stock and Common Stock Liquidation Amount each such holder would otherwise  be entitled to receive  bears to the total  Series A Stock and Common Stock  Liquidation  Amount that would  otherwise be payable to all such holders, and no further  distribution to other  shareholders of the corporation  shall be made. Upon the completion of the preferential rights granted for any subsequent series  of  Preferred  Stock  and the  full  Series  B Stock  and  Common  Stock Liquidation Amount, if assets remain in the corporation, such remaining assets shall be distributed as set forth in Section 1.a.(ii).

(ii) Participation. Subject to the payment in full of any preferred rights granted for any subsequent series of Preferred Stock, and the payment in full of the Series A Stock and Common Stock Liquidation  Amount as provided in Section 1 a (i), if assets  remain in the  corporation,  such  remaining  assets  shall be distributed  to the  holders  of  shares  of  Series A Stock  and  Common  Stock together, who shall each be entitled to receive their Pro Rata Amount; provided, that the rights of the holders of shares of Series A Stock and Common  Stock are subject  to any  preferential  rights  granted  for  any  subsequent  series  of Preferred  Stock.  "Pro Rata Amount"  means that portion of remaining  assets to which a group would be entitled  based on its percentage of the number of shares of Common Stock  outstanding and the number of shares of Common Stock into which the outstanding shares of Series A Stock could then be converted.

b.  Treatment  of  Sales of  Assets  or  Acquisitions.  The sale of all or substantially  all of the assets of the  corporation  or the  acquisition of the corporation  by another entity by means of merger,  consolidation  or otherwise, resulting  in the  exchange of the  outstanding  shares of the  corporation  for securities of or consideration  issued, or caused to be issued, by the acquiring entity or any of its affiliates,  shall be regarded as a liquidation  within the meaning of this Section 1.

c. Distributions Other Than Cash.  Whenever the distribution provided for in this  Section 1 shall be payable in  property  other than cash,  the value of such distribution  shall be the fair market value of such property as determined in good faith by the board of directors.

2. Designation of Series A Convertible Preferred Stock

a. Designation

The Series A Convertible Preferred Stock, consisting of 7,150,000 shares, authorized herein, shall be designated herein as the “Series A Stock".  The rights, preferences, privileges and restrictions of the Series A Stock are as described herein.

b. Dividends

Dividends shall be declared and set aside for any shares of Series A stock in the same manner and amount as for the Common Stock herein.

c. Voting Power

The holders of shares of Series A Participating Preferred Stock shall have the following voting rights:

            (a) Each share of Series A Participating Preferred Stock shall entitle the holder thereof to twenty (20)votes on all matters submitted to a vote of the stockholders of the Corporation.

            (b) Except as otherwise provided herein or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

            (c) Except as required by law, the holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

d. Liquidation Rights

Upon the voluntary or involuntary dissolution, liquidation or winding up of the corporation, the assets of the corporation available for distribution to its shareholders shall be distributed in the order and amounts described in Section 1.

e. Conversion Rights

The holders of the Series A Stock shall have the following rights with respect to the conversion of Series A Stock into shares of Common Stock:

(1). Voluntary Conversion. Shares of the Series A Stock may, at the option of the holder at any time, be converted into ten (10) shares of fully paid and non-assessable shares of Common Stock.

(2).  Extraordinary  Common Stock Events.  The corporation shall not issue shares of its Common  Stock as a dividend  on  outstanding  Common  Stock of the corporation  or  subdivide  outstanding  shares of its Common Stock in a greater number of shares of Common Stock unless the corporation  shall have obtained the express written  consent of the holders of the outstanding  Series A Stock prior to the effective  time of such event.  The number of shares of Common Stock into which the Series A Stock may be converted  as  described in Section  2e(1) shall not be adjusted or otherwise  affected by a subdivision  of  outstanding  Common Stock into a lesser number of shares of Common Stock of the corporation.

(3)  Exercise  of  Conversion   Privilege.   To  exercise  its  conversion privilege,  each holder of Series A Stock shall  surrender  the  certificate  or certificates  representing  the shares being converted to the corporation at its principal  office,  and shall give  written  notice to the  corporation  at that office that such holder  elects to convert such  shares.  Such notice shall also state the name or names (with address or addresses) in which the  certificate or certificates  for shares of Common Stock issuable upon such conversion  shall be issued. The certificate or certificates for shares of Series A Stock surrendered for  conversion  shall  be  accompanied  by  proper  assignment  thereof  to the corporation  or in blank.  The date when such written notice is received by the corporation,  together with the  certificate or  certificates  representing  the shares of Series A Stock  being  converted,  shall be the  "Series A  Conversion Date." As  promptly  as  practicable  after the Series A  Conversion  Date,  the corporation  shall issue and shall deliver to the holder of the shares of Series A  Stock  being  converted,   or  on  its  written  order  such  certificate  or certificates  as it may request for the number of whole  shares of Common  Stock issuable upon the conversion of such shares of Series A Stock in accordance with the provisions of this Section 2e, cash in the amount of all declared and unpaid dividends  on such  shares of Series A Stock up to and  including  the  Series A Conversion  Date.  Such  conversion  shall  be  deemed  to  have  been  effected immediately  prior to the close of business on the Series A Conversion Date, and at such time the  rights of the  holder  as  holder of the  converted  shares of Series A Stock  shall cease and the person or persons in whose name or names any certificate  or  certificates  for shares of Common Stock shall be issuable upon such  conversion  shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(4)  Fractional  Shares.  No  fractional  shares of Common  Stock or scrip representing  fractional shares shall be issued upon the conversion of shares of Series A Stock. The determination as to whether or not any fractional shares are issuable  shall be based upon the total number of shares of Series A Stock being converted at any one time by any holder thereof, not upon each share of Series A Stock being converted.

(5)  Partial  Conversion.  In the event  some but not all of the shares of Series A Stock  represented  by a certificate or  certificates  surrendered by a holder are  converted,  the  corporation  shall execute and deliver to or on the order of the  holder,  at the  expense  of the  corporation,  a new  certificate representing the shares of Series A Stock that were not converted.

(6)  Reservation  of  Common  Stock.  The  corporation  shall at all times reserve and keep available out of its authorized but un-issued  shares of Common Stock,  solely for the purpose of effecting the  conversion of the shares of the Series A Stock,  such number of its shares of Common Stock as shall from time to time be sufficient to effect the  conversion  of all  outstanding  shares of the Series A Stock and, if at any time the number of authorized but un-issued shares of Common Stock shall not be  sufficient  to effect the  conversion  of all then outstanding  shares  of the  Series A Stock,  the  corporation  shall  take such corporate  action as may be necessary to increase its  authorized  but un-issued shares of Common Stock to such number of shares as shall be sufficient  for such purpose.

(7)  No  Impairment.  The  corporation  will  not,  by  amendment  of  its certificate of incorporation or through any reorganization,  transfer of assets, consolidation,  merger,  dissolution,  issue or sale of  securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation,  but will at all times in good faith assist in the carrying out of all the provisions of this Section  6.4  and in the  taking  of all  such  action  as may be  necessary  or appropriate  in order to protect  the  conversion  rights of the  holders of the Series A Stock against impairment.

These rights, preferences, privileges and restrictions of the Series A Preferred Stock of Mezey Howarth Racing Stables, Inc., are hereby approved by the Board of Directors of Mezey Howarth Racing Stables, Inc., at a meeting of the Board of Directors of the Corporation held on June .

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of February 1, 2008

Mezey Howarth Racing Stables, Inc.

                                            By:/s/ J. Wade Mezey
     ------------------------------------
                                                                 Its: CEO